NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2021
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NON-CONTROLLING INTERESTS
15.	NON-CONTROLLING INTERESTS
As at December 31, 2021, NexGen held 100% ownership of the subsidiaries with the exception of IsoEnergy, where it retained 51% of IsoEnergy’s outstanding common shares (December 31, 2020 – 51%) (Note 4(b)).
For financial reporting purposes, the assets, liabilities, results of operations, and cash flows of the Company’s wholly owned subsidiaries and non-wholly
owned subsidiary, IsoEnergy, are included in NexGen’s consolidated financial statements. Third party investors’ share of the net earnings of IsoEnergy is reflected in the loss and comprehensive loss attributable to non-controlling
interests in the consolidated statements of loss and comprehensive loss.
Summarized financial information for IsoEnergy Ltd. is as follows:

	2021	2020
Cash	$13,617	$14,035
Other current assets	236	265
Marketable securities	9,315	—
Non-current assets	61,022	53,923

Total assets	$84,190	$68,223

Current liabilities	641	305
Non-current liabilities	27,636	14,831

Total liabilities	$28,277	$15,136

Loss from operations	$15,781	$9,543
Loss and comprehensive loss	$10,819	$9,616
Net cash flow from operating activities	(2,751)	(2,532)
Net cash flow from investing activities	(5,336)	(5,664)
Net cash flow from financing activities	7,669	15,643

Net increase (decrease) in cash	$(418)	$7,447

During the year ended December 31, 2021, the Company exercised 5,223,689 warrants of IsoEnergy at $0.60 per share for total outlay of $3,134 (December 31, 2020 – nil warrants for $nil outlay). As at December 31, 2021, the non-controlling
interests in IsoEnergy was $27,740 (December 31, 2020 – $25,001).